METROPOLITAN SERIES FUND

SUPPLEMENT DATED FEBRUARY 25, 2013

TO THE

SUMMARY PROSPECTUS AND PROSPECTUS DATED APRIL 30, 2012

ZENITH EQUITY PORTFOLIO

At a meeting held on November 12-13, 2012, the Board of Trustees of Metropolitan Series Fund approved the acquisition of Zenith Equity Portfolio (“Zenith Equity”) by MetLife Aggressive Strategy Portfolio (“MetLife Aggressive Strategy”), a portfolio of Met Investors Series Trust, subject to the approval of shareholders of Zenith Equity. At a Special Meeting of the Shareholders of Zenith Equity held on February 22, 2013, the shareholders of Zenith Equity approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Zenith Equity by MetLife Aggressive Strategy in exchange for shares of MetLife Aggressive Strategy and the assumption by MetLife Aggressive Strategy of the liabilities of Zenith Equity. It is anticipated that the reorganization will close on or about April 29, 2013. Prior to the closing, Zenith Equity is expected to align its portfolio holdings with those of MetLife Aggressive Strategy in order to facilitate the reorganization. During this transition period, Zenith Equity’s investments will differ from the principal investment strategies set forth in its Summary Prospectus and Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE

REFERENCE

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